Exhibit 10.2

AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT dated as of October 1, 2012 (this “Amendment”) is made among SNYDER’S-LANCE, INC., a North Carolina corporation (the “Company”), BANK OF AMERICA, N.A. (“Bank of America”), in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and each of the Lenders (as defined in the Credit Agreement).

RECITALS:

A. The Company, Bank of America, as Administrative Agent, and the Lenders have entered into a Term Loan Credit Agreement, dated as of September 26, 2012 (as in effect on the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made available to the Company a term loan facility. Capitalized terms used but not otherwise defined herein have the respective meanings ascribed to them in the Credit Agreement.

B. The Company has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement, and the Administrative Agent and the Lenders are willing to effect such amendment and such release on the terms and conditions contained in this Amendment.

In consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to the Credit Agreement. Subject to the terms and conditions set forth herein, Section 5.02(f) of the Credit Agreement is hereby amended by deleting “for which financial statements have been filed with the SEC” from the fifth line thereof.

2. Conditions Precedent to Amendment. The effectiveness of this Amendment and the amendments to the Credit Agreement set forth in Section 1 above is subject to the accuracy of the representations and warranties set forth in Section 3 below on the date hereof and the satisfaction of the following conditions precedent:

(a)	the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Company, the Administrative Agent and the Required Lenders; and

(b)

unless waived by the Administrative Agent, all fees and expenses of the Administrative Agent and the Lenders (including the reasonable fees and expenses of counsel to the Administrative Agent to the extent invoiced prior to the date hereof) in connection with this Amendment shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

3. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Company represents and warrants to the Administrative Agent and the Lenders as follows:

(a)

After giving effect to this Amendment, the representations and warranties of the Company contained in Article VI of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except, if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty is true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except, if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty is true and correct in all respects) as of such earlier date.

(b)	No Event of Default or Unmatured Event of Default shall exist or result from giving effect to this Amendment.

(c)

This Amendment has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding obligation of, the Company, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.

4. Entire Agreement. This Amendment, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 11.01 of the Credit Agreement.

5. Full Force and Effect of Amendment. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

6. Counterparts. This Amendment may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original as against any party whose signature appears thereon, and all of which taken together constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

7. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of North Carolina.

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8. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

9. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Company, the Administrative Agent, the Lenders and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 11.06 of the Credit Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

SNYDER’S-LANCE, INC.

By:	/s/ Rick D. Puckett
Name:	Rick D. Puckett
Title:	Executive Vice President, Chief Financial
Officer and Treasurer

Snyder’s-Lance, Inc.

Amendment No. 1 to Term Loan Credit Agreement

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Joan Mok-Lau
Name:	Joan Mok-Lau
Title:	Vice President

Snyder’s-Lance, Inc.

Amendment No. 1 to Term Loan Credit Agreement

Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ J. Casey Cosgrove
Name:	J. Casey Cosgrove
Title:	Director

Snyder’s-Lance, Inc.

Amendment No. 1 to Term Loan Credit Agreement

Signature Page

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Keith A. Mummert
Name:	Keith A. Mummert
Title:	Vice President

Snyder’s-Lance, Inc.

Amendment No. 1 to Term Loan Credit Agreement

Signature Page

COBANK, ACB

By:	/s/ James Matzat
Name:	James Matzat
Title:	Vice President

Snyder’s-Lance, Inc.

Amendment No. 1 to Term Loan Credit Agreement

Signature Page

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Stuart M. Jones
Name:	Stuart M. Jones
Title:	Senior Vice President

Snyder’s-Lance, Inc.

Amendment No. 1 to Term Loan Credit Agreement

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Scott Santa Cruz
Name:	Scott Santa Cruz
Title:	Managing Director

Snyder’s-Lance, Inc.

Amendment No. 1 to Term Loan Credit Agreement

Signature Page

ROYAL BANK OF CANADA

By:	/s/ Gordon MacArthur
Name:	Gordon MacArthur
Title:	Authorized Signatory

Snyder’s-Lance, Inc.

Amendment No. 1 to Term Loan Credit Agreement

Signature Page

CITIZENS BANK OF PENNSYLVANIA

By:	/s/ J. Michael Troutman
Name:	J. Michael Troutman
Title:	Senior Vice President

Snyder’s-Lance, Inc.

Amendment No. 1 to Term Loan Credit Agreement

Signature Page